ING INVESTORS TRUST

ING Oppenheimer Active Allocation Portfolio (“Portfolio”)

Supplement dated October 7, 2010

to the Portfolio’s Service Class (“Class S”) Prospectus

dated April 30, 2010.

1.                                      The Portfolio’s Board of Trustees approved the addition of Underlying Funds in which the Portfolio may invest. Effective September 30, 2010, the section entitled “Key Information About the Underlying Funds” of the statutory section of the Prospectus is amended to include the following:

Underlying Fund:  Oppenheimer Currency Opportunities Fund

Investment Adviser:  OppenheimerFunds, Inc.

Investment Objective:  Total Return.

Main Investments:  Under normal market conditions, the fund will invest at least 80% of the value of its assets (plus borrowings for investment purposes) in investments that create foreign currency exposure. The fund mainly does so by investing in short-term fixed-income instruments and currency derivatives. Normally, the fund will not expose more than 35% of its total assets to any one foreign currency.  The fund primarily focuses its investments on countries and markets that are U.S. trading partners and generally in currencies that, in the portfolio manager’s opinion, are expected to appreciate versus the U.S. dollar. All of the fund’s assets will normally be exposed to changes in the values of foreign currency against the U.S. dollar and, because the fund uses derivatives, its exposure may often be equal to more than 100% of its net asset value. The fund may invest a substantial portion of its assets in currency derivatives, including forward contracts, futures contracts and options. Other derivative investments may also include financial futures contracts (such as interest rate or bond futures), interest rate swaps, options on such futures and options on swap agreements. The fund typically maintains a weighted average portfolio maturity of less than eighteen months. The fund only buys money market instruments or other short-term corporate debt instruments that are rated in the top three ratings by U.S. nationally recognized ratings services, or unrated securities that the fund considers to be of comparable in quality. These ratings limits do not apply to sovereign debt. At times, the fund may invest in a basket of currency denominated investments to reduce its exposure to any one currency. If the portfolio manager considers a currency crisis to be likely, the fund’s investments may be concentrated in only a few currencies. The fund is non-diversified.

Main Risks:  Call, credit, currency risk, derivatives, high-yield securities, interest rate, investment by other funds, issuer non-diversification, foreign investments/developing and emerging markets, liquidity and sovereign debt.

Underlying Fund:  Oppenheimer Emerging Markets Debt

Investment Adviser:  OppenheimerFunds, Inc.

Investment Objective:  Total return.

Main Investments:  Under normal market conditions, determined by the portfolio manager in its discretion, the fund invests at least 80% of its net assets (plus borrowings for investment purposes) in debt securities that are economically tied to emerging market countries. The fund typically invests in at least three emerging market countries. In general, emerging markets are countries outside of the United States, most of Western Europe, Canada, Japan, Australia and New Zealand. The fund invests in various types of debt securities, including government bonds, corporate debt obligations, “structured” notes, participation interests in loans, “zero coupon” or “stripped” securities, certain mortgage-related securities or asset-backed securities and other debt obligations. The fund may buy securities issued by companies of any size or market capitalization range and at times might emphasize securities of issuers in a particular capitalization range. It can invest in debt securities having short, intermediate or long maturities and does not limit its investments to a particular credit quality or rating category and can invest without limit in securities below investment grade (also referred to as “junk bonds”). The Fund may also use derivatives to seek increased returns or to try to manage investment risks, including, for example, options, forward contracts, futures contracts, swaps and “structured” notes. The fund is non-diversified.

Main Risks:  Call, credit, currency, derivatives, high-yield securities, interest rate, investment by other funds, issuer non-diversification, foreign investments/developing and emerging markets, liquidity, mortgage-related securities, prepayment and extension and sovereign debt.

Underlying Fund:  Oppenheimer Master Inflation Protected Securities Fund, LLC

Investment Adviser:  OppenheimerFunds, Inc.

Investment Objective:  Total return.

Main Investments:  Under normal circumstances, the fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in inflation-indexed debt securities of varying maturities issued by the U.S. government, foreign governments, their agencies and instrumentalities, and U.S. and foreign corporations. The fund will provide shareholders at least 60 days prior notice of any change in this investment policy. Inflation-indexed debt securities are fixed-income securities that are structured to seek to provide protection against inflation, a sustained increase in the price of goods and services that erodes the purchasing power of money. The fund may invest in inflation-indexed debt securities having short, intermediate or long maturities that are rated or unrated. However, the fund’s investments in securities below investment grade, including its investments in inflation-indexed debt securities, will not exceed 20% of its net assets. The fund may invest in inflation-indexed securities of issuers in both developed and emerging markets, and can invest up to 100% of its total assets in foreign securities. The fund may buy inflation-indexed debt securities issued by companies of any size or market capitalization range and at times might increase its emphasis on securities of issuers in a particular capitalization range.  The fund may also invest a significant amount of its assets in Treasury Inflation-Protected Securities (“TIPS”). TIPS are backed by the full faith and credit of the U.S. Government for payment of interest and repayment of principal and have little credit risk. The fund may use certain other investments that are not indexed to inflation such as U.S. government securities, including U.S. treasury securities, mortgage-related government securities and forward rolls; corporate debt obligations; asset-backed securities; derivative instruments; equity securities of foreign companies; other investment companies; zero-coupon securities; stripped securities; when issued and delayed-delivery transactions; repurchase agreements; cash and cash equivalents; and illiquid and restricted securities. The fund may also borrow up to 33 1/3% of the value of its net assets and lend portfolio securities up to 25% of its net assets.

Main Risks:  Call, company, credit, currency, derivatives, high-yield securities, inflation-indexed bonds, interest rate, investment by other funds, focused investing, foreign investments/developing and emerging markets, leverage, liquidity, market, mortgage-related securities, other investment companies, pre-payment and extension risk, securities lending, sovereign debt, U.S. government securities and obligations, when-issued and delayed-delivery transactions and zero-coupon and pay-in-kind bonds.

2.                                      Effective September 30, 2010, the section entitled “Key Information About the Underlying Funds — More Information About Principal Risks that Apply Only to the Underlying Funds” of the statutory section of the Prospectus is amended to include the following:

Inflation-Indexed Bonds. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Prepayment and Extension. Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by an Underlying Fund later than expected, which may decrease the value of the obligation and prevent the Underlying Fund from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.

Sovereign Debt. These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

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